 Certification Pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act

I, Daniel T. Geraci, President and Chief Executive Officer of The Zweig Fund, Inc. (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant containing the financial statements (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: September 5, 2006      /s/ Daniel T. Geraci
                             -----------------------------------------
                             Daniel T. Geraci, President and Chief
                             Executive Officer
                             (principal executive officer)

I, Nancy G. Curtiss, Treasurer of The Zweig Fund, Inc. (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant containing the financial statements (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: September 5, 2006      /s/ Nancy G. Curtiss
                             -----------------------------------------
                             Nancy G. Curtiss, Treasurer
                             (principal financial officer)